Accounts Receivable	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Accounts Receivable

NOTE 5—ACCOUNTS RECEIVABLE

Accounts receivable consisted of the following:

	December 31,
	2014	2013
Trade receivables	$497,538	$584,160
Non-income tax receivables	75,083	94,069
Other receivables	34,713	45,119
Less: allowance for doubtful accounts	(6,268)	(5,866)

Total	$601,066	$717,482

The allowance for doubtful accounts was approximately $6.3 million and $5.9 million as of December 31, 2014 and 2013, respectively. For the years ended December 31, 2014 and 2012, respectively, the Company recognized bad debt expense of $1.1 million and $0.3 million. As a result of changes in the estimate of allowance for doubtful accounts, for the year ended December 31, 2013 the Company recognized a benefit of $3.0 million.